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Exhibit 10.18

FOURTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT,
TERM LOAN AND SECURITY AGREEMENTS, AND RELATED DOCUMENTS

        This Fourth Amendment to Revolving Credit and Security Agreement, Term Loan and Security Agreements, and Related Documents ("Agreement") is executed by ALLIED MOTION TECHNOLOGIES, INC. ("Allied Motion"), MOTOR PRODUCTS CORPORATION ("Motor Products"), ALLIED MOTION CONTROL CORPORATION ("Allied Motion Control"), EMOTEQ CORPORATION ("Emoteq"), COMPUTER OPTICAL PRODUCTS, INC. ("Computer Optical"), AMOT I, INC. ("AMOT I"), AMOT II, INC. ("AMOT II"), AMOT III, INC. ("AMOT III"), STATURE ELECTRIC, INC. f/k/a AMOT, Inc. ("New Stature"), AHAB INVESTMENT COMPANY ("Ahab"), PNC BANK, NATIONAL ASSOCIATION ("Agent") as agent for itself, Silicon Valley Bank, and any other lenders under the Revolving Credit Agreement (collectively "Lenders"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), and SILICON VALLEY BANK ("SVB") for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as of November 1, 2005. Hereinafter, Allied Motion, Motor Products, Emoteq, Computer Optical, AMOT I, AMOT II, AMOT III, New Stature, and Ahab may be referred to individually as a "Borrower" and collectively as the "Borrowers."

Recitals

        A.    Borrowers executed and delivered to Agent and Lenders a Revolving Credit and Security Agreement and other loan documents on and after May 7, 2004. Hereinafter, the Revolving Credit and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the "Revolving Credit Loan Agreement" and the Revolving Credit Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the "Revolving Credit Loan Documents".

        B.    Borrowers executed and delivered to PNC a Term Loan and Security Agreement and other loan documents on and after May 7, 2004. Hereinafter, the Term Loan and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the "PNC Term Loan Agreement" and the PNC Term Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the "PNC Term Loan Documents.

        C.    Borrower executed and delivered to SVB a Term Loan and Security Agreement and other loan documents on and after May 7, 2004. Hereinafter, the Term Loan and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the "SVB Term Loan Agreement" and the SVB Term Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the "SVB Term Loan Documents".

        D.    Borrowers wish to modify the Revolving Credit Loan Documents, PNC Term Loan Documents, and SVB Term Loan Documents (collectively "Loan Documents") as set forth in this Agreement.

        E.    Agent, Lenders, PNC and SVB are unwilling to modify the Loan Documents unless Borrowers execute and agree to abide by the terms and conditions set forth in this Agreement.

Agreements

        1.     Borrowers hereby acknowledge the validity and enforceability of the Loan Documents and reaffirm the truth and accuracy of all of the representations, warranties and other statements contained in the Loan Documents as of the date of this Agreement.

        2.     The outstanding principal balance on Borrowers' obligations to Lenders under the Revolving Credit Loan Documents amounted to approximately $4,737,432.33 as of November 1, 2005 and interest, fees, and expenses are accruing thereon as set forth in the Revolving Credit Loan Documents.

        3.     The outstanding principal balance on Borrowers' obligations to PNC under the PNC Loan Documents amounted to approximately $3,990,880.00 as of November 1, 2005 and interest, fees, and expenses are accruing thereon as set forth in the Loan Documents.

        4.     The outstanding principal balance on Borrowers' obligations to SVB under the SVB Loan Documents amounted to approximately $1,624,999.96 as of November 1, 2005 and interest, fees, and expenses are accruing thereon as set forth in the Loan Documents.

        5.     Section 6.6 of the Revolving Credit Loan Agreement hereby are amended to read:

  6.6 Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage ratio of not less than (a) 1.25 to 1.00 for the period from the date of this Agreement to September 29, 2005, (b) 1.10 to 1.00 for the period from on September 30, 2005 to March 31, 2006; and (c) 1.25 to 1.00 at all times after March 31, 2006, in each case, measured as of the end of each calendar quarter. The calculations of Fixed Charge Coverage Ratio shall not include: (i) on and after September 30, 2004, the results of operations from the date of acquisition and the assets or liabilities of Allied Motion Technologies B.V. or any of its Dutch affiliates; or (ii) on and after September 30, 2005, non-financed capital expenditures pertaining to the commencement of Borrowers' business operations in the Peoples' Republic of China that have been or shall be incurred in calendar year 2005.

        6.     Sections 5 and 6 of the First Amendment to Revolving Credit and Security Agreement, Term Loan and Security Agreements, and Related Documents among Borrowers, Agent, and Lenders dated as of August 19, 2004 hereby are amended to read:

  5. Notwithstanding anything to the contrary contained in the Loan Documents but subject to the terms and conditions set forth in Section 6 below, Agent, Lenders, PNC and SVB hereby acknowledge and agree that:

          (a)   Allied Motion shall be entitled to form and own 100% of the outstanding stock of Allied Motion Technologies B.V. ("Allied Motion B.V.");

          (b)   Allied Motion B.V. shall be entitled to acquire 100% of Premotec Beheer, B.V.'s ("Beheer") stock;

          (c)   Allied Motion B.V. shall be entitled to obtain a loan ("First Fortis Bank Loan") in the principal amount of 1,600,000.00 Euros or less in the aggregate from Fortis Bank (Nederland) N.V. ("Fortis Bank") and Precision Motor Technology B.V. ("Precision Motor") shall be entitled to obtain a loan ("Second Fortis Bank Loan") in the principal amount of 200,000 Euros or less in the aggregate from Fortis Bank (collectively, "Fortis Bank Loans");

          (d)   Precision Motor shall be entitled to obtain a loan ("Fortis Commercial Loan") in the principal amount of 1,500,000.00 Euros or less in the aggregate from Fortis Commercial Finance, N.V. ("Fortis Commercial");

          (e)   Precision Motor shall be entitled to lease equipment containing a purchase price of 250,000 Euros or less from Fortis Bank ("Fortis Bank Lease");

          (f)    Allied Motion shall be entitled to pay $450,000.00 or less of the closing costs associated with Allied Motion's purchase of Beheer's stock, the First Fortis Bank Loan, and the Fortis Commercial Loan; and

          (g)   Allied Motion shall be entitled to guaranty the payment of Allied Motion B.V.'s and Precision Motors' obligations to Fortis Bank and Fortis Commercial under the First Fortis Bank

  Loan, Second Fortis Bank Loan, Fortis Commercial Loan, and Fortis Bank Lease (hereinafter, Allied Motion B.V., Precision Motors, and any related Dutch affiliates may be referred to collectively as the "Dutch Subsidiaries").

  6. The acknowledgment and consent of Agent, Lenders, PNC and SVB to the actions described in Section 5 above is subject to the following conditions:

          (a)   Allied Motion B.V.'s purchase price for 100% of the outstanding Beheer stock does not exceed 3,750,000 Euros (excluding closing costs) in the aggregate;

          (b)   the principal amount of the First Fortis Bank Loan does not exceed 1,600,000.00 Euros in the aggregate at any time and the principal amount of the Second Fortis Bank Loan does not exceed $200,000 Euros in the aggregate at any time at any time after November 1, 2005 (unless Borrowers and the Dutch Subsidiaries obtain the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion);

          (c)   the principal amount of the Fortis Commercial Loan does not exceed 1,500,000.00 Euros in the aggregate at any time after November 1, 2005 (unless Borrowers and Dutch Subsidiaries obtain the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion);

          (d)   the purchase price of the leased equipment under the Fortis Bank Lease does not exceed 250,000 Euros at any time (unless Borrowers and Dutch Subsidiaries obtain the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion);

          (e)   the First Fortis Bank Loan, Second Fortis Bank Loan, Fortis Commercial Loan, and Fortis Bank Lease are not guarantied by any of the Borrowers except for Allied Motion;

          (f)    the First Fortis Bank Loan, Second Fortis Bank Loan, Fortis Commercial Loan, and Fortis Bank Lease are not secured by any of the Borrowers' assets;

          (g)   the Dutch Subsidiaries do not obtain any loans or other financing arrangements except for the First Fortis Bank Loan, Second Fortis Bank Loan, Fortis Commercial loan, Fortis Bank Lease, and trade credit in the ordinary course of business without obtaining the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion. Nothing contained herein shall limit the Dutch Subsidiaries from raising additional capital through the issuance and sale of additional stock;

          (h)   Except for the $450,000.00 in closing costs and Allied Motion's unsecured guaranty of the First Fortis Bank Loan, Second Fortis Bank Loan, Fortis Commercial Loan, and Fortis Bank Lease, no Borrower provides any Dutch Subsidiary with any monies or other things of value (except for the sale of goods and provision of services in arm's length transactions that are incurred in the ordinary course of business), secures, or otherwise becomes responsible for the payments and/or performance of any Dutch Subsidiary's indebtedness, liabilities or other obligations to any person or entity without obtaining the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion. In the event that any Dutch Subsidiary receives any monies or other things of value from any Borrower that are prohibited by the preceding sentence, the Dutch Subsidiary shall hold such monies or other things of value in trust for Agent, Lenders, PNC and SVB and promptly remit such monies or other things of value to Agent for the benefit of Agent, Lenders, PNC and SVB whereupon such monies or other things of value shall be applied against the outstanding indebtedness, liabilities and other obligations owing to Agent, Lenders, PNC and SVB under the Loan Documents in any order determined by Agent, PNC and SVB;

          (i)    Borrowers and the Dutch Subsidiaries provide Agent, PNC and SVB with accurate and complete copies of the First Fortis Bank Loan documents, Second Fortis Bank Loan documents,

  Fortis Commercial Loan documents, and Fortis Bank Lease documents and any amendments, modifications, replacements or substitutions thereto promptly upon the execution of such documents;

          (j)    Borrowers and the Dutch Subsidiaries refrain from amending, modifying, replacing or substituting the First Fortis Bank Loan, Second Fortis Bank Loan, Fortis Commercial Loan, and/or Fortis Bank Lease without obtaining the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion; and

          (k)   The occurrence of any event of default upon the First Fortis Bank Loan, Second Fortis Bank Loan, Fortis Commercial Loan, Fortis Bank Lease, or any other financing arrangements for the Dutch Subsidiaries that are guarantied or secured by any Borrower or its assets shall constitute an additional event of default under the Loan Documents.

        7.     Borrowers hereby represent and warrant to Agent and Lenders that Premotec Beheer, B.V. has been merged into Allied Motion Technologies B.V.

        8.     Borrowers hereby release, waive and forever discharge Lender and its shareholders, directors, officers, employees, and agents from all known and unknown, absolute and contingent, claims, defenses, setoffs, counterclaims, causes of action, actions, suits or other legal proceedings of any kind existing or accrued as of the date of this Agreement.

        9.     Borrowers shall be, jointly and severally, liable for the payment and performance of all of their present and future obligations under the Loan Documents and all of such obligations shall be secured by all of the collateral described in the Loan Documents.

        10.   Borrowers, jointly and severally, hereby represent and warrant to and covenant with Lender that Lender's liens, security interests, encumbrances and claims against the collateral described in the Loan Agreement and other Loan Documents shall continue to be prior and superior to any other liens, security interests, encumbrances or claims of any kind except for those specifically provided otherwise in the Loan Documents. Borrowers, jointly and severally, represent and warrant to Lender that no event of default exists under the Loan Documents as of the date of this Agreement and no material adverse changes have occurred in Borrowers' financial condition since the date of the last financial statements provided to Agent.

        11.   The Loan Documents shall remain in full force and effect except as amended by this Agreement and any additional Loan Documents.

        12.   Borrowers, jointly and severally, shall pay Lenders a loan modification fee in the amount of Fifteen Thousand and No/100 Dollars ($15,000.00) and all of Agent's, Lenders', PNC's and SVB's attorneys' fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Agreement and any related Loan Documents. The amounts described in this paragraph shall be in addition to, and not in lieu of, the interest, fees and other charges owing under the Loan Documents.

        13.   Borrowers shall take any additional actions and execute and deliver to Lender any additional documents reasonably requested by Lender to carry out the intent and purposes of this Agreement and any related Loan Documents.

        14.   This Agreement and any related documents shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

        15.   This Agreement shall be governed by the laws of the State of Colorado.

        16.   The parties hereto consent to the jurisdiction and venue of any Court located in the City and County of Denver, State of Colorado, in the event of any litigation pertaining to this Agreement or any related Loan Document or the enforcement of any liability, obligation, right or remedy described therein.

        17.   This Agreement may be executed in counterparts and shall be effective when at least one (1) counterpart has been executed by each party hereto.

        18.   This Agreement and the various documents described herein represent the complete and integrated understanding between the parties pertaining to the subject matter hereof. All prior and contemporaneous understandings and agreements, written or oral, express or implied, shall be of no further force and effect to the extent inconsistent herewith.

        19.   THE PARTIES HERETO WAIVE THEIR RESPECTIVE RIGHTS TO DEMAND A JURY TRIAL IN THE EVENT OF ANY LITIGATION PERTAINING TO THIS AGREEMENT, ANY RELATED LOAN DOCUMENTS, OR THE ENFORCEMENT OF ANY LIABILITY, OBLIGATION, RIGHT OR REMEDY DESCRIBED THEREIN.

ALLIED MOTION TECHNOLOGIES INC.
By:
Name:	Susan M. Chiarmonte
Title:	Secretary and Treasurer
MOTOR PRODUCTS CORPORATION
By:
Name:	Susan M. Chiarmonte
Title:	Secretary and Treasurer
ALLIED MOTION CONTROL CORPORATION
By:
Name:	Susan M. Chiarmonte
Title:	Secretary and Treasurer
EMOTEQ CORPORATION
By:
Name:	Susan M. Chiarmonte
Title:	Secretary and Treasurer
COMPUTER OPTICAL PRODUCTS, INC.
By:
Name:	Susan M. Chiarmonte
Title:	Secretary and Treasurer

AMOT I, INC.
By:
Name:	Susan M. Chiarmonte
Title:	Secretary
AMOT II, INC.
By:
Name:	Susan M. Chiarmonte
Title:	Secretary
AMOT III, INC.
By:
Name:	Susan M. Chiarmonte
Title:	Secretary
STATURE ELECTRIC, INC. f/k/a AMOT, Inc.
By:
Name:	Susan M. Chiarmonte
Title:	Secretary
AHAB INVESTMENT COMPANY
By:
Name:	Susan M. Chiarmonte
Title:	Secretary
PNC BANK, NATIONAL ASSOCIATION, AS AGENT FOR ITSELF, SILICON VALLEY BANK AND ANY OTHER LENDERS UNDER THE REVOLVING CREDIT LOAN AGREEMENT
By:
Name:	John Wattinger
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION
By:
Name:	John Wattinger
Title:	Vice President
SILICON VALLEY BANK
By:
Name:	Renee S. Hudnall
Title:	Relationship Manager

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FOURTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, TERM LOAN AND SECURITY AGREEMENTS, AND RELATED DOCUMENTS